EXHIBIT 23(b)

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To BANK ONE CORPORATION:

As independent public accountants, we hereby consent to the incorporation of our report dated January 17, 2001, included in this Form 10-K, into BANK ONE CORPORATION’s previously filed Form S-8 Registration Statement No. 33-03470, Form S-8 Registration Statement No. 33-14475, Form S-8 Registration Statement No. 33-10822, Form S-8 Registration Statement No. 33-18277, Form S-8 Registration Statement No. 33-27849, Form S-8 Registration Statement No. 33-34294, Form S-8 Registration Statement No. 33-37400, Form S-8 Registration Statement No. 33-20890, Form S-8 Registration Statement No. 33-20990, Form S-8 Registration Statement No. 33-40041, Form S-8 Registration Statement No. 33-45473, Form S-8 Registration Statement No. 33-46189, Form S-8 Registration Statement No. 33-53752, Form S-8 Registration Statement No. 33-55172, Form S-8 Registration Statement No. 33-55174, Form S-8 Registration Statement No. 33-54100, Form S-8 Registration Statement No. 33-61760, Form S-8 Registration Statement No. 33-61758, Form S-8 Registration Statement No. 33-60424, Form S-8 Registration Statement No. 33-50117, Form S-8 Registration Statement No. 33-55149, Form S-8 Registration Statement No. 33-55315, Form S-8 Registration Statement No. 33-58923, Form S-8 Registration Statement No. 333-00445, Form S-8 Registration Statement No. 333-26929, Form S-8 Registration Statement No. 333-27631, Form S-8 Registration Statement No. 333-28281, Form S-8 Registration Statement No. 333-29395, Form S-8 Registration Statement No. 333-30419, Form S-8 Registration Statement No. 333-30421, Form S-8 Registration Statement No. 333-30425, Form S-8 Registration Statement No. 333-30429, Form S-8 Registration Statement No. 333-56739, Form S-8 Registration Statement No. 333-52503, Form S-8 Registration Statement No. 333-63837, Form S-8 Registration Statement No. 333-32053, Form S-8 Registration Statement No. 333-60313, Form S-8 Registration Statement No. 333-60332, Form S-8 Registration Statement No. 333-60334, Form S-8 Registration Statement No. 333-60336, Form S-8 Registration Statement No. 333-60338, Form S-3 Registration Statement No. 333-38387, Form S-3 Registration Statement No. 333-72791, Form S-3 Registration Statement No. 333-65451, Form S-3 Registration Statement No. 333-80903, Form S-8 Registration Statement No. 333-93905, Form S-3 Registration Statement No. 333-38756, Form S-3 Registration Statement No. 333-45598, Form S-3 Registration Statement No. 333-47022 and Form S-3 Registration Statement No. 333-70940. It should be noted that we have not audited any financial statements of the Corporation subsequent to December 31, 2000 or performed any audit procedures subsequent to the date of our report.

/s/	ARTHUR ANDERSEN LLP

Chicago, Illinois,
March 4, 2002